STOCK CERTIFICATE

                      Baltia Air Lines, Inc.
       Incorporated under the Laws of the State of New York


   This certifies that


   is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR
                              VALUE,

of Baltia Air Lines, Inc. transferable only on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed for transfer. Pursuant to 49 USC section 40102(a)(15), the aggregate ownership in a US airline by non-US citizens is limited to 25%. The transfer of this certificate and the shares represented hereby to non-US citizens may be limited by the Corporation. This certificate and the shares represented hereby are issued and shall be subject to the laws of the United States and the State of New York and to the provisions of the Certificate of Incorporation and the By-Laws of the Corporation as from time to time amended. This certificate is not valid until countersigned and registered by the Stock Transfer Agent and Registrar.

IN WITNESS WHEREOF, Baltia Air Lines, Inc. has caused its facsimile seal and facsimile signatures of its duly authorized officers to be imprinted hereunto.


Dated:


    BALTIA AIR LINES, INC.          Countersigned and
                                     Registered

    Corporate Seal                  Continental Stock Transfer
                                    & Trust Company, Stock
                                    Transfer Agent and Registrar

    Igor Dmitrowsky, Chairman
                                    By:

    Walter Kaplinsky, Secretary     Authorized Officer
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To:   Continental Stock Transfer & Trust Company
    2 Broadway
    New York, NY 10004
    Tel: (212) 509-4000


                      STOCK ASSIGNMENT FORM
   To be executed by the Registered Holder in order to Transfer
                         Stock Ownership


FOR   VALUE  RECEIVED,   ________________________________________
hereby sells, assigns and
                    (name of Registered Holder)
transfers unto: __________________   ______________  _____________________
                (name of Assignee)   (citizenship)   (Social Security number
                                                   or other identifying number)
______________________________________________
               (address)

________________ shares of capital stock represented by this Stock Certificate, and hereby irrevocably constitutes and appoints _____________________________ attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:   ____________            X ______________________________
                                  (signature of Registered Holder)

               Signature Guaranteed: ____________________
               THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE OF THE PERSON EXECUTING THIS POWER MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANK, SECURITIES BROKER-DEALER, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM  -  as tenants   UNIF GIFT   _____ Custodian ______
          in common       MIN ACT     (Custodian)      (Minor)

 TEN ENT  -  as tenants
          by the
          entireties

 JT TEN   -  as joint                 Under Uniform Gifts to
          tenants with                Minors Act of the State of
          right of                    _________________
          survivorship
          and not as
          tenants in
          common

Additional abbreviations may also be used though not in the above list.

              _____________________________________

 KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR
   DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A
     CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
              _____________________________________